SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12

                           First American Funds, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction :
      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                           FIRST AMERICAN FUNDS, INC.

                           Government Obligations Fund
                             Prime Obligations Fund
                            Tax Free Obligations Fund
                            Treasury Obligations Fund

  NOTICE OF SPECIAL MEETING OF CLASS S SHAREHOLDERS TO BE HELD ON JULY 21, 2003

     NOTICE IS HEREBY GIVEN that a special meeting of the holders of the Class S shares of Government Obligations Fund, Prime Obligations Fund, Tax Free Obligations Fund and Treasury Obligations Fund (individually, a "Fund" and collectively, the "Funds") will be held at ____ _.m., Central Time, on Monday, July 21, 2003, at 800 Nicollet Mall on the 5th floor. The purposes of the meeting are:

      1. To approve a new Rule 12b-1 Distribution Plan for the Class S shares of each Fund.

      2.    To transact any other business properly brought before the meeting.

      THE FUNDS' BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE PROPOSED RULE 12b-1 DISTRIBUTION PLAN.

      Shareholders of record as of the close of business on June 10, 2003 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

      You can vote easily and quickly by toll-free telephone call, by internet or by mail. Just follow the instructions that appear on your enclosed proxy card. Please help the Funds avoid the cost of a follow-up mailing by voting today.

June 24, 2003

                                                      James D. Alt
                                                      Secretary

                                 PROXY STATEMENT

                           FIRST AMERICAN FUNDS, INC.

                           Government Obligations Fund
                             Prime Obligations Fund
                            Tax Free Obligations Fund
                            Treasury Obligations Fund

                 SPECIAL MEETING OF CLASS S SHAREHOLDERS-- JULY 21, 2003

      This proxy statement is being furnished in connection with the solicitation by the Board of Directors of First American Funds, Inc. ("FAF") of proxies to be used at a special meeting (including any adjournments thereof) of the Class S shareholders of Government Obligations Fund, Prime Obligations Fund, Tax Free Obligations Fund and Treasury Obligations Fund (sometimes referred to individually as a "Fund" and collectively as the "Funds"). Each Fund is a series of FAF, an open-end registered investment company.

      The investment adviser for the Funds is U.S. Bancorp Asset Management, Inc. ("USBAM" or the "Adviser"). USBAM also acts as a co-administrator for the Funds, along with U.S. Bancorp Fund Services, Inc. ("Fund Services"). The address of the Funds and the Adviser is 800 Nicollet Mall, Minneapolis, Minnesota 55402. The address of Fund Services is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

      The costs of solicitation, including the cost of preparing and mailing the Notice of Special Meeting of Class S Shareholders and this Proxy Statement, will be paid by the Adviser. Mailing of the Notice and this Proxy Statement will take place on approximately June 24, 2003. Representatives of the Adviser may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls. In addition, the Adviser may, at its own expense, retain Shareholder Communications to solicit proxies on behalf of management of the Funds.

      In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least 10% of that Fund's shares must be represented at the meeting -- either in person or by proxy. For each Fund, all returned proxies count toward a quorum, regardless of how they are voted. An abstention will be counted as shares present at the meeting in determining whether the proposal has been approved, and will have the same effect as a vote against the proposal. If a proxy is returned with a broker non-vote on the proposal, the shareholder will not be counted as present and entitled to vote with respect to the proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

      If a quorum is not obtained or if sufficient votes to approve the proposal are not received for any Fund, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjourned meeting).

      You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" the proposal.

      So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

      Only Class S shareholders of record of each Fund on June 10, 2003 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding Class S shares of common stock:

Fund                                     Number of Class S Shares Outstanding
----                                     ------------------------------------
Government Obligations Fund
Prime Obligations Fund
Tax Free Obligations Fund
Treasury Obligations Fund

      Each shareholder of a Fund is entitled to one vote for each Class S share held. The proposal to be presented at the meeting will not entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of shares of any of the Funds as of __________, 2003, except as follows:

                                                             Number
                                                   Class       of     Percentage
                          Name and Address of        of      Shares   Ownership
Fund                      Beneficial Owner         Shares   of Class  of Class
----                      ----------------         ------   --------  --------


      To the knowledge of the Funds, as of __________, 2003, the officers and directors of the Funds as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.

      Copies of the Funds' most recent annual report and subsequent semi-annual report are available to shareholders upon request. If you would like to receive a copy, please contact the Funds at 800 Nicollet Mall, Minneapolis, Minnesota 55402, or call 800-677-FUND and one will be sent, without charge, by first-class mail within three business days of your request.

                                  PROPOSAL ONE
                   APPROVAL OF A RULE 12b-1 DISTRIBUTION PLAN
                               FOR CLASS S SHARES

      At the meeting, shareholders will be asked to approve a proposed new Class S Distribution Plan (the "Distribution Plan") that will apply to the Class S shares of each Fund. This Plan was adopted by the Funds' Board of Directors, subject to shareholder approval, in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Rule 12b-1 regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The purpose of the Distribution Plan is to compensate and defray costs and expenses of the principal underwriter of the Funds' shares (the "Distributor") for distribution services related to selling Class S shares of the Funds, including payments to the other broker-dealers for services rendered in connection with the sale and distribution of such shares. Under the Distribution Plan, each Fund would be authorized to pay the Distributor a fee, calculated and payable monthly, at the annual rate of .25% of the Fund's average daily net assets attributable to the Fund's Class S shares.

      Quasar Distributors, LLC ("Quasar") currently acts as the Distributor of the Funds' Class S shares without compensation. If shareholders approve the Distribution Plan, a new Distribution Agreement between FAF and Quasar will take effect pursuant to which Quasar will be entitled to payments under the Distribution Plan. Quasar is currently a party to a Shareholder Service Plan and Agreement with the Fund (the "Current Service Plan") under which Quasar is entitled to receive shareholder servicing fees from each Fund at an annual rate of .25% of the value of the average daily net assets attributable to the Fund's Class S shares. These fees are intended to compensate Quasar for providing account maintenance and other shareholder services to beneficial owners of the Funds' Class S shares. Under the Current Service Plan, Quasar may provide these shareholder services either directly, or indirectly by entering into agreements with other service providers. Historically, most shareholder services have been provided by USBAM, rather than Quasar. Therefore, the Funds' Board of Directors has approved a new Shareholder Service Plan and Agreement between the Fund and USBAM (the "New Service Plan"), which will go into effect upon shareholder approval of the Distribution Plan. The Current Service Plan will be terminated at that time. Fees payable to USBAM under the New Service Plan will be identical to fees payable to Quasar under the Current Service Plan.

      Adoption of the Distribution Plan will subject the Class S shares of each Fund to an additional fee equal to .25% of the value of the average daily net assets attributable to the Fund's Class S shares. However, total Class S share Fund expenses will not increase. The Adviser has agreed to contractually reduce the fee payable to it under its investment advisory agreement with the Funds from .35% to .10% of each Fund's average daily net assets upon shareholder approval of the Distribution Plan. The Funds' fees and expenses assuming shareholder approval of the Distribution Plan are set forth below under "Actual and Pro Forma Expense Tables and Examples."

Terms of the Plan of Distribution

      This section summarizes the terms of the Distribution Plan. A copy of the Distribution Plan is attached to this proxy statement as Appendix A.

      The Distribution Plan provides that the Class S shares of each Fund are authorized to pay the Distributor a distribution fee for distribution related services provided with respect to the Class S shares. The distribution fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to other broker-dealers for sales of Class S shares and to pay for other advertising and promotional expenses in connection with the distribution of Class S shares. These advertising and promotional expenses include, among others things, costs of printing and mailing prospectuses, statements of additional information and shareholder reports to prospective investors; costs of preparation and distribution of sales literature; costs of advertising of any type; an allocation of overhead and other expenses of the Distributor related to the distribution of Class S shares; and payments to, and expenses of, officers, employees or representatives of the Distributor, of other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of Class S shares, including travel, entertainment, and telephone expenses. The Distribution Plan provides that the Funds' investment adviser and distributor may, at their option and in their sole discretion, make payments from their own resources to cover the costs of additional distribution activities.

      Under the Distribution Plan, the Class S shares of each Fund will pay an amount equal, on an annual basis, to .25% of the Fund's average daily net assets attributable to Class S shares. These payments will be made quarterly. The Distribution Plan cannot be amended to increase materially the amount to be paid under the plan by any Fund without the approval of the Class S shareholders of that Fund.

      The Distribution Plan will not become effective with respect to a Fund until it has been approved by the Class S shareholders of that Fund. The Distribution Plan will continue in effect for a period of more than one year only so long as that continuance is specifically approved at least annually by a vote of the Board of Directors of FAF, including the Directors of FAF who are not interested persons of FAF, and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (the "Independent Directors"), cast in person at a meeting called for such purpose. The Distribution Plan may be terminated at any time with respect to any Fund by vote of a majority of the outstanding Class S shares of the Fund or by vote of a majority of the Independent Directors. Any agreement related to the Distribution Plan may be terminated at any time with respect to any Fund, without payment of any penalty, by vote of a majority of the outstanding Class S shares of the Fund or by vote of a majority of the Independent Directors, on not more than 60 days written notice.

      Payments under the Distribution Plan are not tied exclusively to the expenses for distribution related activities actually incurred by the Distributor, so that those payments may exceed expenses actually incurred by the Distributor. The Funds' Board of Directors will evaluate the appropriateness of the Distribution Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by the Distributor and amounts it receives under the Distribution Plan.

The Board's Deliberations

      The Board of Directors of FAF unanimously approved the Distribution Plan at a meeting held June 4, 2003. In connection with their deliberations, the directors were furnished with copies of the Distribution Plan and related materials, and were given the opportunity to discuss with Fund management the reasons for adopting the Distribution Plan. In determining whether to approve the Distribution Plan, the Board of Directors considered, among other things, the following:

      o The Board noted that, although the Distributor historically has acted as the principal underwriter of the Funds' Class S shares, it has received no compensation for providing this service. The Board recognized the need of the Distributor to compensate its investment executives and other broker-dealers, banks and financial institutions for distribution related activities, and determined that the Distribution Plan should provide a mechanism for inducing the Distributor to promote sales of the Funds' Class S shares.

      o The Board noted that while the Distributor has received shareholder servicing fees with respect to the Class S shares of the Funds, it historically has paid the majority of such fees to USBAM for providing shareholder services to beneficial owners of the Funds' Class S shares. In that regard, the Board noted that, upon shareholder approval of the Distribution Plan, FAF would terminate the Current Service Plan with the Distributor and enter into the New Service Plan with USBAM.

      o Finally, the Board considered that USBAM has agreed to contractually reduce its investment advisory fee for each Fund from .35% to .10% of the Fund's average daily net assets upon shareholder approval of the Distribution Plan with respect to that Fund. As a result, adoption of the Distribution Plan will not result in an increase in overall Class S share Fund expenses.

      Based on the foregoing considerations, the Board of Directors concluded that there is a reasonable likelihood that the Plan of Distribution will benefit the Funds and their Class S shareholders. The Board therefore approved the Plan of Distribution and recommended its approval by the Class S shareholders of each Fund.

Actual and Pro Forma Expense Tables and Examples

      Each Fund's operating expenses are paid out of its assets, and thus are indirectly borne by shareholders. As described above, the Board of Directors is recommending that shareholders approve a Distribution Plan under which each Fund's Class S shares would pay a distribution fee. If shareholders approve the Distribution Plan, USBAM will contractually reduce its investment advisory fee for each Fund so that there will be no increase in total Class S share expenses for any Fund. The categorization of the expenses paid by each Fund, however, will change, as indicated in the following tables. Such tables set forth the actual operating expenses currently borne by each Fund's Class S shares, and the pro forma operating expenses that each Fund's Class S shares will bear if the Distribution Plan is approved, in each case based on the Fund's most recently completed fiscal year.

      After the table for each Fund, an example is set forth which shows the costs you would bear indirectly as a result of investing in the Class S shares of that Fund. These examples are intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those set forth in the examples.

GOVERNMENT OBLIGATIONS FUND

                                                                            Actual  Pro Forma
                                                                            ------  ---------
Shareholder Fees
    Maximum Sales Charge (Load).........................................      None       None
    Maximum Deferred Sales Charge (Load)................................      None       None
Annual Fund Operating Expenses (as a % of average net assets)
    Management Fees.....................................................     0.35%      0.10%
    Distribution and Service (12b-1) Fees...............................      None      0.25%
    Other Expenses
          Shareholder Servicing Fee.....................................     0.25%      0.25%
          Miscellaneous.................................................     0.21%      0.21%
    Total Annual Fund Operating Expenses...............................      0.81%      0.81%
    Waiver of Fund Expenses............................................     (0.06)%    (0.06)%
    Net Expenses*......................................................      0.75%      0.75%

----------
*Certain service providers have contractually agreed to waive fees and reimburse other Fund expenses until September 30, 2003, so that Net Expenses do not exceed 0.75%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2003, at the discretion of the service providers.

Example (expenses borne by Class S shareholders if shares are held for indicated periods):

        1 year                 3 years                5 years                10 years
----------------------- ---------------------- ---------------------- -----------------------
  Actual     Pro Forma    Actual    Pro Forma    Actual    Pro Forma     Actual    Pro Forma
----------- ----------- ---------- ----------- ---------- ----------- ----------- -----------
   $77         $77        $253        $253       $444        $444        $996        $996

PRIME OBLIGATIONS FUND

                                                                            Actual  Pro Forma
                                                                            ------  ---------
Shareholder Fees
    Maximum Sales Charge (Load).........................................      None       None
    Maximum Deferred Sales Charge (Load)................................      None       None
Annual Fund Operating Expenses (as a % of average net assets)
    Management Fees.....................................................     0.35%      0.10%
    Distribution and Service (12b-1) Fees...............................      None      0.25%
    Other Expenses
          Shareholder Servicing Fee.....................................     0.25%      0.25%
          Miscellaneous.................................................     0.21%      0.21%
    Total Annual Fund Operating Expenses...............................      0.81%      0.81%
    Waiver of Fund Expenses............................................     (0.03)%    (0.03)%
    Net Expenses*......................................................      0.78%      0.78%

----------
*Certain service providers have contractually agreed to waive fees and reimburse other Fund expenses until September 30, 2003, so that Net Expenses do not exceed 0.78%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2003, at the discretion of the service providers.

Example (expenses borne by Class S shareholders if shares are held for indicated periods):

        1 year                 3 years                5 years                10 years
----------------------- ---------------------- ---------------------- -----------------------
  Actual     Pro Forma    Actual    Pro Forma    Actual    Pro Forma     Actual    Pro Forma
----------- ----------- ---------- ----------- ---------- ----------- ----------- -----------
   $80         $80        $256        $256       $447        $447        $999        $999

TAX FREE OBLIGATIONS FUND

                                                                            Actual  Pro Forma
                                                                            ------  ---------
Shareholder Fees
    Maximum Sales Charge (Load).........................................      None       None
    Maximum Deferred Sales Charge (Load)................................      None       None
Annual Fund Operating Expenses (as a % of average net assets)
    Management Fees.....................................................     0.35%      0.10%
    Distribution and Service (12b-1) Fees...............................      None      0.25%
    Other Expenses
          Shareholder Servicing Fee.....................................     0.25%      0.25%
          Miscellaneous.................................................     0.21%      0.21%
    Total Annual Fund Operating Expenses...............................      0.81%      0.81%
    Waiver of Fund Expenses............................................     (0.06)%    (0.06)%
    Net Expenses*......................................................      0.75%      0.75%

----------
*Certain service providers have contractually agreed to waive fees and reimburse other Fund expenses until September 30, 2003, so that Net Expenses do not exceed 0.75%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2003, at the discretion of the service providers.

Example (expenses borne by Class S shareholders if shares are held for indicated periods):

        1 year                 3 years                5 years                10 years
----------------------- ---------------------- ---------------------- -----------------------
  Actual     Pro Forma    Actual    Pro Forma    Actual    Pro Forma     Actual    Pro Forma
----------- ----------- ---------- ----------- ---------- ----------- ----------- -----------
   $77         $77        $253        $253       $444        $444        $996        $996

TREASURY OBLIGATIONS FUND

                                                                            Actual  Pro Forma
                                                                            ------  ---------
Shareholder Fees
    Maximum Sales Charge (Load).........................................      None       None
    Maximum Deferred Sales Charge (Load)................................      None       None
Annual Fund Operating Expenses (as a % of average net assets)
    Management Fees.....................................................     0.35%      0.10%
    Distribution and Service (12b-1) Fees...............................      None      0.25%
    Other Expenses
          Shareholder Servicing Fee.....................................     0.25%      0.25%
          Miscellaneous.................................................     0.21%      0.21%
    Total Annual Fund Operating Expenses...............................      0.81%      0.81%
    Waiver of Fund Expenses............................................     (0.06)%    (0.06)%
    Net Expenses*......................................................      0.75%      0.75%

----------
*Certain service providers have contractually agreed to waive fees and reimburse other Fund expenses until September 30, 2003, so that Net Expenses do not exceed 0.75%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2003, at the discretion of the service providers.

Example (expenses borne by Class S shareholders if shares are held for indicated periods):

        1 year                 3 years                5 years                10 years
----------------------- ---------------------- ---------------------- -----------------------
  Actual     Pro Forma    Actual    Pro Forma    Actual    Pro Forma     Actual    Pro Forma
----------- ----------- ---------- ----------- ---------- ----------- ----------- -----------
   $77         $77        $253        $253       $444        $444        $996        $996

      The Board of Directors recommends that the shareholders of each Fund vote to approve the Distribution Plan. Approval of the Distribution Plan for a Fund requires the favorable vote of a majority of the outstanding Class S shares of that Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the Class S shares of the Fund present at a meeting where more than 50% of the outstanding Class S shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding Class S shares of the Fund. The approval of the Distribution Plan for any Fund is not dependent on the approval of the Distribution Plan by any other Fund. Unless otherwise instructed, the proxies will vote for the approval of the Distribution Plan.

                              OFFICERS OF THE FUNDS

      Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds.

                     Position(s)  Term of Office
Name, Address, and   Held         and Length of
Age                  with FAF     Time Served        Principal Occupation(s) During Past 5 Years
---                  --------     -----------        -------------------------------------------
Thomas S.            President    Re-elected by      Chief Executive Officer of U.S. Bancorp
Schreier, Jr.,                    the Board          Asset Management, Inc. since May 2001;
U.S. Bancorp Asset                annually;          Chief Executive Officer of First American
Management, Inc.,                 President of FAF   Asset Management from December 2000 through
800 Nicollet Mall,                since February     May 2001 and of Firstar Investment &
Minneapolis,                      2001               Research Management Company from February
Minnesota 55402                                      2001 through May 2001; Senior Managing
(40)*                                                Director and Head of Equity Research of
                                                     U.S. Bancorp Piper Jaffray from October
                                                     1998 through December 2000; Senior Airline
                                                     Analyst and Director of Equity Research of
                                                     Credit Suisse First Boston through 1998

Mark S. Jordahl,     Vice         Re-elected by      Chief Investment Officer of U.S. Bancorp
U.S. Bancorp Asset   President -  the Board          Asset Management, Inc. since September
Management, Inc.     Investments  annually; Vice     2001; President and Chief Investment
800 Nicollet Mall,                President  -       Officer, ING Investment Management -
Minneapolis,                      Investments of     Americas (September 2000 to June 2001);
Minnesota 55402                   FAF since          Senior Vice President and Chief Investment
(42)*                             September 2001     Officer, ReliaStar Financial Corp. (January
                                                     1998 to September 2000); Executive Vice
                                                     President and Managing Director, Washington
                                                     Square Advisers (January 1996 to December
                                                     1997)

Jeffery M. Wilson,   Vice         Re-elected by      Senior Vice President of U.S. Bancorp Asset
U.S. Bancorp Asset   President -  the Board          Management since May 2001; Senior Vice
Management, Inc.     Administra-  annually; Vice     President of First American Asset
800 Nicollet Mall,   tion         President -        Management through May 2001
Minneapolis,                      Administration
Minnesota 55402                   of FAF since
(46)*                             March 2000

Robert H. Nelson,    Treasurer    Re-elected by      Senior Vice President of U.S. Bancorp Asset
U.S. Bancorp Asset                the Board          Management since May 2001; Senior Vice
Management, Inc.                  annually;          President of First American Asset
800 Nicollet Mall,                Treasurer of FAF   Management from 1998 through May 2001 and
Minneapolis,                      since March 2000   of Firstar Investment & Research Management
Minnesota 55402                                      Company from February 2001 through May
(39)*                                                2001; Senior Vice President of Piper
                                                     Capital Management Inc. through 1998

James D. Alt,        Secretary    Re-elected by      Partner, Dorsey & Whitney LLP, a
50 South Sixth                    the Board          Minneapolis-based law firm
Street, Suite                     annually;
1500, Minneapolis,                Secretary of FAF
Minnesota 55402                   since June 2002;
(51)                              Assistant
                                  Secretary of FAF
                                  from September
                                  1998 to June 2002

Michael J. Radmer,   Assistant    Re-elected by      Partner, Dorsey & Whitney LLP, a
50 South Sixth       Secretary    the Board          Minneapolis-based law firm
Street, Suite                     annually;
1500, Minneapolis,                Assistant
Minnesota 55402                   Secretary of FAF
(58)                              since March
                                  2000; Secretary
                                  of FAF from
                                  September 1999
                                  through March
                                  2000

Kathleen L.          Assistant    Re-elected by      Partner, Dorsey & Whitney LLP, a
Prudhomme,           Secretary    the Board          Minneapolis-based law firm
50 South Sixth                    annually;
Street, Suite                     Assistant
1500, Minneapolis,                Secretary of FAF
Minnesota 55402                   since September
(50)                              1998

Douglas G. Hess,     Assistant    Re-elected by      Assistant Vice President, Fund Compliance
612 E. Michigan      Secretary    the Board          Administrator, U.S. Bancorp Fund Services,
Street, Milwaukee,                annually;          LLC (fka Firstar Mutual Fund Services, LLC)
WI 53202 (35)*                    Assistant          since March 1997
                                  Secretary of FAF
                                  since September
                                  2001

James R. Arnold,     Assistant    Re-elected by the  Vice President, U.S. Bancorp Fund Services,
615 E. Michigan      Secretary    Board annually;    LLC (fka Firstar Mutual Fund Services, LLC)
Street, Milwaukee,                Assistant          since March 2002; Senior Administration
Wisconsin 53202                   Secretary of FAF   Services Manager, UMB Fund Services, Inc.
(46)                              since June 2003    (fka Sunstone Financial Group, Inc.) from
                                                     January 1997 through March 2002

Richard J. Ertel,    Assistant    Re-elected by the  Disclosure Counsel, U.S. Bancorp Asset
U.S. Bancorp Asset   Secretary    Board annually;    Management, Inc. since May 2003; Associate
Management, Inc.                  Assistant          Counsel, Hartford Life and Accident
800 Nicollet Mall,                Secretary of FAF   Insurance Company from April 2001 through
Minneapolis,                      since June 2003    May 2003; from January 1997 through March
Minnesota 55402                                      2001, Attorney and Law Clerk, Fortis
(35)                                                 Financial Group

* Messrs. Schreier, Jordahl, Wilson and Nelson are each officers of the Advisor. Mr. Hess is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Co-Administrator for the Funds.

                              SHAREHOLDER PROPOSALS

      The Funds are not required to hold annual shareholder meetings. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

      Shareholders also may submit proposals to be voted on at the shareholder meeting without having the proposals included in the Funds' proxy statement. The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any such proposal unless written notice of the proposal is presented to the Funds a reasonable time before the Funds' proxy materials are mailed.

Dated: June 24, 2003

                                                James D. Alt
                                                Secretary

                                                                      Appendix A

                            CLASS S DISTRIBUTION PLAN
                           FIRST AMERICAN FUNDS, INC.
            [as adopted June 4, 2003, effective ______________, 2003]

      WHEREAS, FIRST AMERICAN FUNDS, INC. (the "Fund") is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

      WHEREAS, the Directors of the Fund have determined that there is a reasonable likelihood that the following Distribution Plan will benefit the Fund and the owners of Class S shares of Common Stock ("Shareholders") in the Fund;

      NOW, THEREFORE, the Directors of the Fund hereby adopt this Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.

      Section 1. The Fund has adopted this Class S Distribution Plan ("Plan") to enable the Fund to directly or indirectly bear expenses relating to the distribution of Class S shares of Common Stock ("Shares") of the portfolios of the Fund, as now in existence or hereafter created from time to time (each a "Portfolio").

      Section 2. The Shares of each Portfolio are authorized to pay the principal underwriter of the Fund's shares (the "Distributor") a fee (the "Distribution Fee") in connection with distribution-related services provided in respect of such Shares, calculated and payable monthly, at the annual rate of ..25% of the value of the average daily net assets of such Shares.

      Section 3.

      (a) The Distribution Fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to other broker-dealers in respect of sales of Shares of the applicable Portfolios of the Fund and to pay for other advertising and promotional expenses in connection with the distribution of such Shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of printing and mailing prospectuses, statements of additional information and shareholder reports to prospective investors; preparation and distribution of sales literature; advertising of any type; an allocation of overhead and other expenses of the Distributor related to the distribution of such Shares; and payments to, and expenses of, officers, employees or representatives of the Distributor, of other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of such Shares, including travel, entertainment, and telephone expenses.

      (b) Payments under the Plan are not tied exclusively to the expenses for distribution related activities actually incurred by the Distributor, so that such payments may exceed expenses actually incurred by the Distributor. The Fund's Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by the Distributor and amounts it receives under the Plan.

      (c) The Fund's investment adviser and the Distributor may, at their option and in their sole discretion, make payments from their own resources to cover costs of additional distribution activities.

      Section 4. This Plan shall not take effect with respect to a Portfolio until it has been approved (a) by a vote of at least a majority of the outstanding voting securities of the Class S Shares of such Portfolio; and (b) together with any related agreements, by votes of a majority of both (i) the Directors of the Fund and (ii) the Qualified Directors, cast in person at a Board of Directors meeting called for the purpose of voting on this Plan or such agreement.

      Section 5. This Plan shall continue in effect for a period of more than one year after it takes effect only for so long as such continuance is specifically approved at least annually in the manner provided in Part (b) of
Section 4 herein for the approval of this Plan.

      Section 6. Any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement shall provide to the Directors of the Fund, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

      Section 7. This Plan may be terminated at any time with respect to any Portfolio by the vote of a majority of the Qualified Directors or by vote of a majority of the Portfolio's outstanding Class S voting securities.

      Section 8. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide (a) that such agreement may be terminated at any time with respect to any Portfolio, without payment of any penalty, by vote of a majority of the Qualified Directors or by the vote of shareholders holding a majority of the Portfolio's outstanding Class S voting securities, on not more than 60 days written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

      Section 9. This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 2 hereof without the approval of shareholders holding a majority of the outstanding Class S voting securities of the applicable Portfolio, and all material amendments to this Plan shall be approved in the manner provided in Part (b) of Section 4 herein for the approval of this Plan.

      Section 10. As used in this Plan, (a) the term "Qualified Directors" shall mean those Directors of the Fund who are not interested persons of the Fund, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "assignment" and "interested person" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

      Section 11. While this Plan is in effect, the selection and nomination of those Directors who are not interested persons of the Fund within the meaning of
Section 2(a)(19) of the 1940 Act shall be committed to the discretion of the Directors then in office who are not interested persons of the Fund.

      Section 12. This Plan shall not obligate the Fund or any other party to enter into an agreement with any particular person.

NOTICE OF SPECIAL
MEETING OF SHAREHOLDERS

TIME:
______________, 2003
at _____ _.m.

PLACE:
800 Nicollet Mall
_____ Floor
Minneapolis, Minnesota

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.

                                                                  Cusip Numbers: